PURCHASE AND SALE AGREEMENT


                                     between


                                 TAVENER E&P LTD


                                       and


                           WESTECH ENERGY CORPORATION

                                TABLE OF CONTENTS


                                                                         Page

ARTICLE  I    -  Purchase  and  Sale. . . . . . . . . . . . . . . . . .    1

ARTICLE  II   -  Purchase  Price. . . . . . . . . . . . . . . . . . . .    2

ARTICLE  III  -  Representations  and  Warranties . . . . . . . . . . .    4

ARTICLE  IV   -  Covenants. . . . . . . . . . . . . . . . . . . . . . .   11

ARTICLE  V    -  Title  Matters . . . . . . . . . . . . . . . . . . . .   13

ARTICLE  VI   -  Escrow Regarding Consents and Preferential Rights. . .   16

ARTICLE  VII  -  Conditions  to  Closing. . . . . . . . . . . . . . . .   17

ARTICLE  VIII -  Closing. . . . . . . . . . . . . . . . . . . . . . . .   18

ARTICLE  IX   -  Obligations  After  Closing. . . . . . . . . . . . . .   20

ARTICLE  X    -  Termination  of  Agreement . . . . . . . . . . . . . .   26

ARTICLE  XI   -  Physical Condition of the Properties . . . . . . . . .   26

ARTICLE  XII  -  Seismic  . . . . . . . . . . . . . . . . . . . . . . .   28

ARTICLE  XIII -  Two  Rivers  Area  Farmout  Agreement. . . . . . . . .   29

ARTICLE  XIV  -  Exploration/Participation  Agreement . . . . . . . . .   30

ARTICLE  XV   -  General. . . . . . . . . . . . . . . . . . . . . . . .   30

SCHEDULE  OF  EXHIBITS. . . . . . . . . . . . . . . . . . . . . . . . .   34


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


                           PURCHASE AND SALE AGREEMENT
                           ---------------------------

     This  Purchase  and  Sale  Agreement (the "Agreement") dated as of June __,
2001, is executed between Tavener E&P Ltd ("Seller"), a Texas limited partnership, whose address is 12777 Jones Road, Suite 335, Houston, Texas 77070, and Westech Energy Corporation ("Buyer"), a Colorado corporation, whose address is 4643 South Ulster Street, Suite 1190, Denver, Colorado 80237.

     In consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

                                    ARTICLE I

                                PURCHASE AND SALE
                                -----------------


     1.01  -  PURCHASE  AND  SALE.  Subject  to the terms and conditions of this
     ----------------------------
Agreement, Seller agrees to sell and convey to Buyer and Buyer agrees to purchase and pay Seller for all of Seller's right, title and interest in and to the following described assets (hereinafter collectively referred to as the "Properties"):

     (a) The oil and gas leases (the "Leases") and the lands covered by the Leases (the "Lands") described in Exhibit 1.01(a) hereto, together with (i) the rights, privileges, benefits, and powers conferred upon the holder of the Leases with respect to the use and occupation of the surface of the Lands that may be necessary, convenient, or incidental to the possession and enjoyment of the Leases, (ii) the rights, options, titles and interests of Seller granting Seller the right to obtain, or otherwise earn interests within the Lands no matter how earned, and (iii) the tenements, hereditaments, and appurtenances belonging to any of the foregoing;

     (b) To the extent transferable, the permits, licenses, servitudes, rights-of-way, division orders, agreements, including the contracts and agreements with third parties relating to the Properties as listed on Exhibit 3.01(f), subject, however, to the limitation described in Section 1.02. below, options, leases of equipment or facilities, and other rights that are appurtenant to the Properties or used in connection with the ownership or operation of the Properties or with the production, treatment, sale, or disposal of water, hydrocarbons and associated substances therefrom or thereon;

     (c) The real, personal and mixed property used in the operation of the Properties including, but not limited to (i) the wells ("Wells") that are specifically described on Exhibit 1.01(c) and (ii) equipment and fixtures that are specifically described in the inventory set out on Exhibit 1.01(c);

     (d) The proprietary 3-D seismic data (the "Bella Vista 3-D Seismic Data") as more particularly described on Exhibit 1.01(d) attached hereto;

     (e) Copies of the Seller's Two Rivers technical data (time and depth) in a format compatible with an SMT(R) workstation on an "as is" basis that is specifically described in the inventory set out on Exhibit 1.01(e) attached hereto, copies of files, records, reports and maps in the possession or control of Seller that relate to the items described in sub-paragraphs (a), (b), (c), and (d) of Section 1.01 above, including, without limitation, and except as may be prohibited by confidentiality agreements or contracts with third parties, technical data directly related to the Properties, drilling records, logs and scout tickets (the "Records") as set forth on Exhibit 1.01(e) attached hereto.

     1.02  -  EXCLUDED  ASSETS.  The assets listed in Exhibit 1.02 are expressly
     -------------------------
excluded from this Agreement, are not conveyed from Seller to Buyer, shall not be made available for review or copying by Buyer, and are not included within the definition of Properties. Notwithstanding anything contained in Section 1.01(b) to the contrary, it is understood and agreed that Seller expressly reserves and retains all contracts and agreements set forth on Exhibit 3.01(f), insofar and only insofar as such contracts and agreements affect the excluded assets listed on Exhibit 1.02.

     1.03  -  EFFECTIVE  TIME.  The purchase and sale of the properties shall be
     ------------------------
effective as of 9:00 a.m. on May 1, 2001, local time at the location of the Properties (herein called the "Effective Time").

     1.04  -NOTICE  OF  SALE  AND  EXCLUDED  ASSETS.   Seller and/or Cypress E&P
            ---------------------------------------
Corporation shall provide to Buyer written notice of its intent to sell any of the Excluded Assets. Buyer shall have an exclusive period of twenty (20) business days from receipt of such notice in which to submit an offer to purchase such Excluded Assets.

                                   ARTICLE II

                                 PURCHASE PRICE
                                 --------------

     2.01  -  PURCHASE PRICE.  The purchase price payable by Buyer to Seller for
     -----------------------
the Properties shall be Eighteen Million One Hundred Twenty-Seven Thousand Dollars (U.S. $18,127,000.00) cash in immediately available funds (the "Purchase Price").

     2.02  - ADJUSTMENTS TO PURCHASE PRICE.  The Purchase Price shall be subject
     -------------------------------------
to  adjustment  as  follows:

     (a)  The  Purchase  Price  shall  be  adjusted  upward  as  follows:

          (i) The value of all merchantable, allowable oil in storage at the Effective Time, above the pipeline connection, which is sold and which is credited to the Properties and paid to Buyer, such value to be the actual price received less taxes and deductions by the purchaser and oil and/or condensate that were produced prior to the Effective Time and have been delivered to the purchaser, but for which no revenues have been received and gas that was produced prior to the Effective Time and has been delivered to the purchaser, but for which no revenues have been received;

          (ii) The amount of all verifiable expenditures and expenses as provided under agreements included in the Properties and, in the absence of such agreements, such expenses of the sort customarily billed thereunder, paid by Seller or any affiliate of Seller in connection with the operation of the Properties in accordance with this Agreement for work actually performed subsequent to the Effective Time; and

         (iii) An amount equal to all prepaid expenses attributable to the Properties that are paid by Seller or any affiliate of Seller prior to the Closing Date (defined below) that inure to the benefit of Buyer and that are, in accordance with generally accepted accounting principles, attributable to the period after the Effective Time, including without limitation, insurance, prepaid ad valorem, property, production, severance and similar taxes (but not including income taxes) based upon or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom.


     (b)  The  Purchase  Price  shall  be  adjusted  downward  to  account  for:

          (i) Proceeds received by Seller from the sale of oil, gas, or other hydrocarbons attributable to the Properties and which are produced after the Effective Time;


          (ii) An amount equal to Seller's share of all unpaid ad valorem, property, severance and similar taxes and assessments (but not including income taxes) based upon or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom accruing to the Properties prior to the Effective Time;

         (iii) The amount of all verifiable expenditures paid by Buyer for work actually done and performed in connection with the Properties between the Effective Time and the Closing Date;

          (iv) Any  reductions  for  Title Defects as provided in Article V; and

          (v) The amount of the Earnest Deposit paid by Buyer to Seller pursuant to Section 2.03 hereof.


     2.03  -  EARNEST DEPOSIT.  Upon execution hereof, Buyer shall pay to Seller
     ------------------------


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
the sum of One Million Eight Hundred Thousand Dollars (U.S. $1,800,000.00) (the Earnest Deposit). At Closing, the Earnest Deposit shall be applied to reduce the Purchase Price. In the event this Agreement is terminated prior to Closing, the Earnest Deposit shall be paid as provided in Section 10.02 below.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------


     3.01  -  REPRESENTATIONS  AND  WARRANTIES OF SELLER.  Seller represents and
     ---------------------------------------------------
warrants  to  Buyer  as  follows:

     (a) Seller is a Texas limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has all requisite power and authority to own and lease the Properties and assets it currently owns and leases and to carry on its business as such business is currently conducted.

     (b) Seller has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform all the terms and conditions hereof to be performed by it. The execution and delivery of this Agreement by Seller, the performance by Seller of all the terms and conditions hereof to be performed by it and the consummation of the transactions contemplated hereby have been, or will be, duly authorized and approved by the General Partner of the Texas limited partnership. This Agreement has been duly executed and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) This agreement and the execution and delivery hereof by Seller does not, and the fulfillment and compliance with the terms and conditions hereof and the consummation of the transactions contemplated hereby will not:

          (i) Conflict with, or require the consent of any person under, any of the terms, conditions or provisions of the articles or certificate of limited partnership, as applicable, or partnership agreement of Seller;

          (ii) Violate any provision of the Internal Revenue Code of 1986, as amended (the "Code"), require any filing, consent, authorization or approval under, any legal requirement applicable to or binding upon Seller;

         (iii) Conflict with, result in a breach of, constitute a defect under (without regard to requirements of notice or the lapse of time or both), accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under, (a) any mortgage, indenture, loan, credit agreement or other agreement or instrument evidencing indebtedness for borrowed money to which Seller is a party or by which Seller is bound or to which any of the Properties owned by it is subject or
               (b) any lease, license, contract or other agreement or instrument to which Seller is a party or by which it is bound or to which any of the Properties owned by it is subject; or

          (iv) Result in the creation or imposition of any lien, charge or other encumbrance upon the Properties.


     (d) Seller is not in default under, and no condition exists that with notice or lapse of time or both would constitute a default under, (i) any mortgage, indenture, loan, credit agreement or other agreement or instrument evidencing indebtedness for borrowed money to which Seller is a party or by which Seller is bound or to which any of the Properties are subject, or any other agreement, contract, lease, license or other instrument (ii) any order, judgment or decree of any court, commission, board, agency or other governmental body to which Seller is bound or to which any of the Properties are subject, or
(iii) any law, statue, ordinance, decree, order, rule or regulation of any governmental authority to which Seller is bound or to which any of the Properties are subject.

     (e) Except as provided for or disclosed in Exhibit 3.01(e) attached hereto and made a part hereof, since May 1, 2001, there has not been and will not be:

          (i) Any material adverse change in the business, financial condition or results of operations of Seller or Cypress E&P Corporation, which change was not the result of an industry-wide development affecting other companies in the oil and gas industries;

          (ii) Any sale, lease or other disposition of Properties or other assets, except for the sale of the Properties by Cypress E&P Corporation to Seller and as permitted by the terms of this Agreement (except for normal expiries of Leases under the terms of the Leases);

         (iii) Any mortgage, pledge or grant of a lien or security interest in any of the Properties, other than in the ordinary course of business (except for Permitted Encumbrances (defined below) and except for any such encumbrance that will be released at or before the Closing provided however that any liens or security interests granted in the ordinary course of business shall be immediately disclosed to Buyer); or

          (iv) Any  contract  or  commitment  to  do  any  of  the  foregoing.

     (f)       Subject  to the  limitations  described  in  Section 1.02. above,
Exhibit 3.01(f) sets forth a list of the contracts, agreements and commitments to which Seller is a party with respect to the Properties or to which Seller or the Properties are subject. Said contracts include, without limitation, the following:

          (i) Any contract, commitment or agreement that involves aggregate expenditures by Seller of more than $50,000.00 per year;

          (ii) Any indenture, trust agreement, loan agreement or note under which Seller has outstanding indebtedness, obligations or liabilities for borrowed money;


         (iii) Any lease or similar arrangement for the use or occupancy of real property (other than the Leases) that involves aggregate expenditures by Seller of more than $50,000.00 per year, together with a list of the location of such leased property, the date of termination of such arrangements;

          (iv) Any guaranty, direct or indirect, by any affiliate of Seller of any contract, lease or agreement entered into by the Seller;

          (v) Any agreement of surety, guarantee or indemnification by Seller outside of the ordinary course of business;

          (vi) All gas and condensate sales contracts and agreements for the transportation for the gas affecting the Properties; and

         (vii) To the best of Seller's knowledge, all agreements in which Cypress E&P Corporation and/or Seller is a granting party, that grant overriding royalty interests, options or participation rights of any nature in the Properties.


     (g) To the knowledge of Seller, all material valid laws, regulations and orders of all governmental agencies having jurisdiction over the Properties have been and shall continue to be complied with until the Closing.

     (h) Seller has incurred no liability for brokers' or finders' fees relating to the transaction contemplated by this Agreement for which Buyer shall have any responsibility.

     (i) Seller is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, (the "Code"), Section 1445 and 7701.

     (j) Except as set out on Exhibit 3.01(j), there is no pending litigation with respect to the Properties.

     (k) Except as set forth in Exhibit 3.01(k), there are no (a) approvals and consents required to be obtained for the assignment of the Properties to Buyer other than approvals and consents of governmental authorities that are customarily obtained after Closing, and/or (b) preferential purchase rights that affect the Properties. Seller shall secure all approvals, consents and waivers of preferential rights to purchase required to be obtained by Seller for the sale of the Properties as provided in Article VI below.

     (l) To the best of its knowledge, Seller owns the Properties free and clear of all liens, claims and encumbrances (except as disclosed in the exhibits hereto and the Permitted Encumbrances) arising by, through or under Seller.

     (m) The term "Environmental Laws" shall mean any and all laws, statutes, ordinances, rules, regulations, orders or determinations of any Governmental Authority (as hereinafter defined) pertaining to the environment, including without limitation, the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA"), the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Hazardous & Solid Waste Amendments Act of 1984, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and all other environmental, conservation or protection laws as may be in effect or applicable to the Properties as of the Effective Time. The term "Governmental Authority" includes the United States, the State of Texas, county, city and political subdivisions in which the Properties are located or which exercises jurisdiction over the Properties, and any agency, department, commission, board, bureau or instrumentality or any of them which exercises jurisdiction over the Properties. Except as set forth in
Exhibit 3.01(m), Seller is not aware of, and has not received notice from any person or entity asserting or alleging (i) any non-compliance with the Environmental Laws relating to the operation and ownership of the Properties;
(ii) any liability in connection with the release, spill, discharge, storage, disposal or presence of any pollutants, contaminations, chemicals, industrial, toxic or hazardous substances or wastes, petroleum, petroleum products or wastes and natural gas by-products, liquids or wastes (collectively, "Hazardous Materials"), including but not limited to liability under the Federal Comprehensive Environmental Response, Compensation and Liability Act or similar state "Superfund" laws, relating in any way to the Properties; or (iii) the release, discharge or presence of any Hazardous Materials at, on, under or from any of the Properties requiring cleanup or other remedial action pursuant to the Environmental Laws.

      (n) To Seller's knowledge, all production reports provided by Seller to Buyer relating to the Properties are true and accurate in all material respects.

      (o) No party, other than Buyer under its March 1, 2000 license, Penn Virginia Energy Co. and Adams Resources Exploration Corporation under substantially similar license agreements and Sonat Exploration Company under the Amendment and Restatement of the Two Rivers Participation Agreement effective as of April 1, 1999, and certain lessors who are subject to confidentiality requirements, has any rights, licenses or claims to all or any part of Seller's proprietary 3-D seismic data covering that portion of the Tavener area (the "Tavener 3-D Seismic Data") as shown on Exhibit 3.01(o). The only restrictions on Seller's confidentiality or Seller's transferability of the Tavener 3D Seismic Data are those listed on Exhibit 3.01(o).

     (p) No party, other than co-owners Penn Virginia Energy Co., Adams Resources Exploration Corporation and partial co-owner Harrison Interests, Ltd. and certain lessors who are subject to confidentiality requirements, has any rights, licenses or claims to all or any part of the Bella Vista 3-D Seismic Data. The only restrictions on Seller's confidentiality or Seller's transferability of the Bella Vista 3-D Seismic Data are those listed on Exhibit 3.01(p).




     3.02  -SCOPE  OF  SELLER'S  REPRESENTATIONS.
     -------------------------------------------

     (a) It is expressly understood and agreed that the representations and warranties made by Seller hereunder extend to and include all acts or agreements related to or arising out of the ownership and operation of the Properties by Seller's predecessor in title, Cypress E&P Corporation, and all knowledge and acts of Cypress E&P Corporation pertaining to the Properties shall be attributable to Seller and shall be deemed to be the acts of Seller.

     (b) The express representations and warranties of Seller contained in this Agreement are exclusive and are in lieu of all other representations and warranties, express, implied or statutory. BUYER ACKNOWLEDGES THAT, EXCEPT FOR SELLER'S EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN (INCLUDING THE WARRANTY OF TITLE CONTAINED IN THE ASSIGNMENT FROM SELLER TO BUYER), SELLER HAS NOT MADE AND SELLER HEREBY EXPRESSLY DISCLAIMS AND NEGATES, AND BUYER HEREBY
EXPRESSLY WAIVES ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE RELATING TO (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, AND (D) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW. IT IS THE EXPRESS INTENTION OF BOTH BUYER AND SELLER THAT THE PROPERTIES, INCLUDING, WITHOUT LIMITATION, PERSONAL PROPERTY, EQUIPMENT, FIXTURES DESCRIBED IN 1.01(c), (i) THE 3-D SEISMIC DATA DESCRIBED IN 1.01(d), (ii) THE TAVENER 3-D SEISMIC DATA, AND (iii) THE MUSTANG 3-D SEISMIC DATA (DEFINED BELOW), INTERPRETIVE DATA AND RECORDS DESCRIBED IN 1.01(e), ARE HEREBY CONVEYED TO BUYER IN THEIR PRESENT CONDITION AND STATE OF REPAIR, "AS IS", "WHERE IS" AND WITH ALL FAULTS. WITH RESPECT TO SUCH MATTERS, SELLER EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND WHATSOEVER AND BUYER HEREBY EXPRESSLY WAIVES ANY
REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE RELATING TO SUCH MATTERS. BUYER ACKNOWLEDGES THAT SELLER HAS MADE NO

REPRESENTATIONS OR WARRANTIES AS TO THE CORRECTNESS, ACCURACY OR COMPLETENESS AS TO (i) THE 3-D SEISMIC DATA DESCRIBED IN 1.01(d), (ii) THE TAVENER 3-D SEISMIC DATA, AND (iii) THE MUSTANG 3-D SEISMIC DATA, INTERPRETIVE DATA AND THE RECORDS DESCRIBED IN 1.01(e). BUYER AGREES THAT BUYER'S USE OF OR RELIANCE ON (i) THE 3-D SEISMIC DATA DESCRIBED IN 1.01(d), (ii) THE TAVENER 3-D SEISMIC DATA, AND
(iii) THE MUSTANG 3-D SEISMIC DATA, INTERPRETIVE DATA AND THE RECORDS DESCRIBED IN 1.01(e) IS STRICTLY AT THE SOLE RISK AND EXPENSE OF BUYER. BUYER STIPULATES AND AGREES THAT SELLER SHALL HAVE NO LIABILITY OR OBLIGATION TO BUYER RESULTING FROM BUYER'S USE OF OR RELIANCE ON (i) THE 3-D SEISMIC DATA DESCRIBED IN 1.01(d), (ii) THE TAVENER 3-D SEISMIC DATA, AND (iii) THE MUSTANG 3-D SEISMIC DATA, INTERPRETIVE DATA AND THE RECORDS DESCRIBED IN 1.01(e). BUYER ACKNOWLEDGES THAT BUYER HAS HAD THE OPPORTUNITY TO INSPECT AND REVIEW THE PROPERTIES, INCLUDING, WITHOUT LIMITATION, (i) THE 3-D SEISMIC DATA DESCRIBED IN 1.01(d),
(ii) THE TAVENER 3-D SEISMIC DATA, AND (iii) THE MUSTANG 3-D SEISMIC DATA, INTERPRETIVE DATA AND THE RECORDS DESCRIBED IN 1.01(e). BUYER IS RELYING SOLELY UPON ITS OWN INVESTIGATION AND REVIEW OF THE PROPERTIES AND AT CLOSING BUYER WILL HAVE MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS BUYER DEEMS APPROPRIATE. SELLER AND BUYER AGREE THAT THIS PROVISION HAS BEEN NEGOTIATED AT ARMS LENGTH AND THAT THE PURCHASE PRICE REFLECTS THE INCLUSION OF THIS PROVISION. SELLER AND BUYER AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS SECTION ARE "CONSPICUOUS" DISCLAIMERS FOR THE PURPOSES OF ANY APPLICABLE LAW, RULE OR ORDER.

     3.03  -  REPRESENTATIONS  AND  WARRANTIES  OF  BUYER.  Buyer represents and
     ----------------------------------------------------
warrants  to  the  Seller  that:

     (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

     (b) Buyer has all requisite corporate power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform all the terms and conditions hereof to be performed by it. The execution and delivery of this Agreement by Buyer, the performance by Buyer of all the terms and conditions hereof to be performed by it and the consummation of the transactions contemplated hereby have been duly authorized and approved by the Board of Directors of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes the valid and binding obligation of Buyer, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) This Agreement and the execution and delivery hereof by Buyer does not, and the fulfillment and compliance with the terms and conditions hereof and the consummation of the transactions contemplated hereby will not conflict with or require the consent of any person under any of the terms, conditions or provisions of the certificate of incorporation or bylaws of Buyer.

     (d) There is no action, suit, proceeding or governmental investigation or inquiry pending, or to the knowledge of Buyer, threatened against Buyer or its subsidiaries or any of its properties that might delay, prevent or hinder the consummation of the transactions contemplated hereby.

     (e) This agreement and the execution and delivery hereof by Buyer does not, and the fulfillment and compliance with the terms and conditions hereof and the consummation of the transactions contemplated hereby will not:

          (i) Conflict with, or require the consent of any person under, any of the terms, conditions or provisions of the articles or certificate of incorporation, as applicable, or bylaws of Buyer;


          (ii) Violate any provision of the Internal Revenue Code of 1986, as amended (the "Code"), require any filing, consent, authorization or approval under, any legal requirement applicable to or binding upon Buyer;

         (iii) Conflict with, result in a breach of, constitute a defect under (without regard to requirements of notice or the lapse of time or both), accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under, (a) any mortgage, indenture, loan, credit agreement or other agreement or instrument evidencing indebtedness for borrowed money to which Buyer is a party or by which Buyer is bound or to which any of the Properties owned by it is subject or
               (b) any lease, license, contract or other agreement or instrument to which Buyer is a party or by which it is bound or to which any of the Properties owned by it is subject; or

          (iv) Result in the creation or imposition of any lien, charge or other encumbrance upon the Properties.


     (f) Buyer has or will have prior to the Closing Date sufficient cash or other sources of immediately available funds to enable Buyer to pay the Purchase Price at Closing.

     (g) Buyer acknowledges that Seller has advised Buyer that, as of the time of Closing, Seller shall cease to provide liability insurance and well control insurance covering the Properties. Buyer acknowledges that Seller has recommended that Buyer have such insurance coverage in place as of the time of Closing.

                                   ARTICLE IV
                                   ----------

                                    COVENANTS
                                    ---------


     4.01  -  COVENANTS  OF  SELLER.  Seller  agrees  with  Buyer  that:
     ------------------------------

     (a) Prior to Closing, Seller will make available to Buyer for examination during normal office hours at Seller's offices information relating to the Properties insofar as the same are then currently existing and in Seller's possession. Such information, to the extent currently existing and in Seller's possession, shall include without limitation:

          (i) Title opinions and title reports pertaining to the Leases and /or Wells;


          (ii) Copies of the Leases and agreements pertaining to the Properties including without limitation the agreements listed on Exhibit 3.01(f);

         (iii) Records relating to the payment of rentals, royalties and other payments due or made under the Leases;

          (iv) Records relating to the payment of ad valorem, property, production, severance, excise and similar taxes and assessments based on or measured by the ownership of property or the production of hydrocarbons or the receipt of proceeds therefrom on the Properties;

          (v)  Maps  relating  to  the  Properties;

          (vi) Production and operational records relating to the Properties, including filings made with regulatory agencies; and

         (vii) Records and information relating to the Properties, save and except financial, tax and corporate matters.


     (b) Prior to Closing, Seller shall permit Buyer, at Buyer's expense, to inspect and photocopy all Records at any reasonable time but only to the extent, in each case, that Seller may do so without violating any obligation of confidence or contractual commitment to a third party.

     (c) At reasonable time(s) prior to Closing and after adequate notice to Buyer, Seller shall allow Buyer or Buyer's authorized representatives physical access to the Properties for the purpose of inspecting same. Buyer shall have the right to inspect the Properties and Buyer shall have the right but not the obligation to conduct an environmental audit of the Properties.

Buyer agrees to comply fully with the rules, regulations and instructions issued by Seller regarding the actions of Buyer while upon, entering or leaving the Properties. Buyer's access to the Properties shall be at Buyer's sole risk, cost and expense, and Buyer assumes all responsibility for any and all risk of damage or injury that may occur to the Properties or Seller as the result of Buyer's access to the Properties. BUYER SHALL INDEMNIFY, DEFEND, SAVE, DISCHARGE, RELEASE AND HOLD HARMLESS SELLER FROM, AND PAY OR REIMBURSE SELLER ON A CURRENT BASIS FOR, ANY AND ALL LOSSES, DAMAGES, CLAIMS, DEMANDS, LIABILITIES, LIENS OR ENCUMBRANCES FOR LABOR OR MATERIALS, CLAIMS AND CAUSES OF ACTION ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR RELATED TO BUYER'S EXERCISE OF ITS RIGHTS UNDER THIS SECTION. BUYER'S INDEMNIFICATION OF SELLER SHALL INCLUDE INDEMNIFICATION AGAINST CLAIMS, WHETHER LATENT OR PATENT, WHETHER THE CLAIMS ARE FOR INJURY, DEATH OR DAMAGE THAT ARE CAUSED BY BUYER (OR BUYER'S AGENTS, EMPLOYEES OR CONTRACTORS) OR WHETHER THE CLAIMS ARISE OUT OF SELLER'S NEGLIGENCE OR STRICT LIABILITY BUT EXCLUDING CLAIMS ARISING SOLELY OUT OF SELLER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.


     (d) After the Effective Time and prior to Closing, Seller has and will continue to cause the Properties to be produced, operated and maintained in a good and workmanlike manner consistent with prior practices, will maintain insurance now in force with respect to the Properties, will pay or cause to be paid all costs and expenses in connection therewith, will keep the Leases in full force and effect and will perform and comply with all the covenants and conditions contained in the Leases and all agreements relating to the Properties. After the Effective Time and prior to Closing, without the prior consent of Buyer, Seller shall not incur or commit to incur any capital expenditure relating to the Properties in excess of $50,000.00. Notwithstanding the foregoing, Seller shall have the right, in the case of an emergency, to spend an unlimited amount of capital relating to the Properties pursuant to the applicable operating agreements. In addition, Seller shall conduct no reworking operations relating to any existing well without Buyer's prior written consent.

     (e) After the Effective Time and prior to Closing, Seller shall not (i) enter into any new agreements or commitments with respect to the Properties or
(ii) terminate or settle any dispute arising out of any of the agreements relating to the Properties. Notwithstanding the foregoing, it is understood and agreed that Seller will attempt to obtain amendments to the Leases set forth on
Exhibit 4.01(e) for purposes of modifying the pooling provisions in said Leases.

     (f) Seller shall promptly request from third parties any required consents and/or waivers of preferential rights as provided in Article VI.

     (g) Prior to Closing, Seller shall permit Buyer's authorized representatives to consult with Seller and its employees and agents during reasonable business hours and to conduct, at Buyer's sole risk and expense, on-site inspections, tests and inventories of the Properties and inspect all well logs and geological information relating to the Properties.

     (h) Prior to Closing, Seller will use its best efforts to obtain the satisfaction of the conditions to Closing set forth in Section 7.01 hereof.

     (i) For a period of One Hundred Eighty (180) days after Closing, Seller shall cooperate with Buyer in the notification of all applicable governmental regulatory authorities of the transaction contemplated hereby and cooperate with Buyer in obtaining the issuance of each such authority of such permits, licenses and authorizations as may be necessary for Buyer to own an interest in and operate the Properties.

     4.02  -  COVENANTS  OF  BUYER.  Buyer  agrees  with  Seller  that:
     -----------------------------

     (a) Buyer acknowledges that, prior to the execution of this Agreement, Seller furnished to Buyer copies of certain documents, materials and data in the course of Buyer's due diligence examination of the Properties. Disclaimer language bearing the name "Cypress E&P Ltd" was affixed to such copies. Prior to the execution of this Agreement, Seller elected to convey the Properties through "Tavener E&P Ltd", not "Cypress E&P Ltd", as the selling entity. Consequently, Cypress E&P Ltd, the name in the disclaimer language that is affixed to the copies described above, is not the correct name of Seller. Buyer agrees to accept the copies of documents, materials and data that were furnished to Buyer to which the disclaimer language was affixed as if said disclaimers read "Tavener E&P Ltd" instead of "Cypress E&P Ltd".

     (b) Buyer will use its best efforts to obtain the satisfaction of the conditions to Closing set forth in Section 7.02 hereof.

                                    ARTICLE V

                                  TITLE MATTERS
                                  -------------

     5.01  -  PERMITTED  ENCUMBRANCES. The term "Permitted Encumbrances" as used
     --------------------------------
herein  shall  mean:

          (a) The lessors' royalties, overriding royalties and other burdens, reversionary interests and similar burdens filed of record in the appropriate county records as of the Closing Date to which the Properties are subject;

          (b) Preferential rights to purchase and required third party approvals and consents to assignments and similar agreements with respect to which prior to Closing (i) waivers or consent are obtained from the appropriate parties and/or (ii) the appropriate time period for asserting such rights has expired without an exercise of such rights;

          (c) Liens for taxes or assessments not yet due or not yet delinquent or, if delinquent, that are being contested in good faith in the normal course of business;

          (d) All rights to consent by, required notices to, filing with, or other actions by governmental entities in connection with the sale or conveyance of oil and gas leases or interests therein if the same are customarily obtained subsequent to such sale or conveyance;

          (e)  The  terms  and  conditions  of  the  Leases;

          (f) Easements, rights-of-way, servitudes, permits, surface leases, pipelines, grazing, logging, canals, ditches, reservoirs or the like, and easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other easements and rights-of-way on or over the Properties;

          (g) Rights reserved to or vested in any municipal, governmental, statutory or public authority to control or regulate any of the Properties in any manner, and all applicable laws, rules and orders of any governmental authority;

          (h) Such Title Defects (defined below) or other defects as Buyer has waived in writing;

          (i)  Liens  released  at  Closing;  and

          (j) Recording Supplement and Financing Statement to the Two Rivers Participation Agreement between Cypress E&P Corporation, EnerSearch, Inc., d/b/a Penn Virginia Energy Co. and Adams Resources Exploration Company dated effective as of November 1, 1999 and recorded as Instrument number 1999104746, Official Records.


     5.02  -  TITLE  DEFECT.     (a)  With  respect  to the Wells only, the term
     -----------------------
"Title Defect" as used herein shall mean any encumbrance, encroachment, or irregularity to Seller's title to the Properties (excluding Permitted Encumbrances), that alone or in combination with other defects renders Seller's title to any portion of the Properties less than Defensible Title (defined below).

     (b) With respect to the undeveloped Leases, the term "Title Defect" as used herein shall mean any encumbrance, encroachment, or irregularity to Seller's title to the Properties (excluding Permitted Encumbrances), that alone or in combination with other defects causes Buyer to receive less than all of Seller's right, title and interest in the net acreage in the undeveloped Leases as set out in Exhibit 1.01(a).

     5.03  -  DEFENSIBLE  TITLE.  With  respect  to  the  Wells  only,  the term
     --------------------------
"Defensible Title" shall mean such title which entitles Seller to receive not less than the "Net Revenue Interests" set forth in Exhibit 1.01(a) hereto of all hydrocarbons produced, saved and marketed from the Properties, after deducting all royalty, overriding royalty and other leasehold burdens (and such interest will not change in the future except as disclosed on Exhibit 1.01(a)) and obligates Seller to bear costs and expenses relating to the maintenance, development and operation of the Properties in an amount not greater than the "Working Interests" set forth in Exhibit 1.01(a) hereto (and such interest will not change in the future except as disclosed on Exhibit 1.01(a)).

     5.04  - REMEDIES FOR TITLE DEFECTS.     (a) With respect to the Wells only,
     -----------------------------------
Buyer shall give Seller written notice of Title Defects no later than five (5) days prior to the Closing Date. Such notice shall include (i) a description of the Title Defects and (ii) the estimated value of the Title Defects. Buyer shall be deemed to have waived all Title Defects of which Seller has not been given such notice. Upon receipt of notice of any Title Defect, Seller shall use its best efforts to cure any such Title Defects before the Closing Date. Should Seller fail to cure Title Defects which in the aggregate exceed more than Seven and one-half percent (7 %) of the Purchase Price, then, at Buyer's option, (i) the Closing Date may be postponed and Seller granted an additional period of time in which to cure Title Defects, or (ii) Seller may indemnify Buyer for non-economic defects or (iii) the portion of the Properties affected by the Title Defect shall be excluded from the Properties to be conveyed to Buyer and the Purchase Price shall be reduced by an amount mutually agreed upon in writing by Seller and Buyer allocated to the affected property or (iv) Seller and Buyer shall use their best faith efforts to agree as to the amount of the Title Defect, and the Purchase Price shall be reduced by the amount mutually agreed upon in writing by Seller and Buyer, with Buyer purchasing the Properties subject to any such defects. If Buyer and Seller cannot agree to the amount of a reduced Purchase Price, the parties agree to submit their dispute to arbitration as provided in Section 9.01(d) below.


     (b) With respect to the undeveloped Leases, Buyer shall give Seller written notice of Title Defects no later than five (5) days prior to the Closing Date. Such notice shall include (i) a description of the Title Defects and (ii) the estimated value of the Title Defects. Buyer shall be deemed to have waived all Title Defects of which Seller has not been given such notice. Upon receipt of notice of any Title Defect, Seller shall use its best efforts to cure any such Title Defects before the Closing Date. Should Seller fail to cure Title Defects which in the aggregate exceed more than Seven and one-half percent (7 %) of the Purchase Price, then, Seller and Buyer shall use their best faith efforts to agree as to the amount of the Title Defect, and Buyer's remedy shall be to adjust the Purchase Price by reducing the Purchase Price by Seller's actual cost in the affected Leases in which Seller and Buyer agree that a Title Defect exists. If Buyer and Seller cannot agree to the amount of a reduced Purchase Price, the parties agree to submit their dispute to arbitration as provided below.

     (c) Notwithstanding any provision herein to the contrary, in the event the value of the Title Defects exceeds Seven and one-half percent (7 %) of the Purchase Price, Buyer may, at its option terminate this agreement as provided in
Section  10.2  below.

     5.05  - CASUALTY DEFECT.  If prior to the Closing any of the Properties are
     -----------------------
substantially damaged or destroyed by fire or other casualty ("Casualty Defect"), Seller shall notify Buyer promptly after Seller learns of such event. Seller shall have the right, but not the obligation, to cure the Casualty Defect by repairing such damage or, in the case of personal property or fixtures, replacing them with equivalent items, no later than the Closing Date, all to Buyer's reasonable satisfaction. If any uncured Casualty Defects exist at the Closing, Buyer shall proceed to purchase the Properties affected thereby, and the Sale Price shall be reduced by the aggregate reduction in the value of the Properties on account of such Casualty Defects, as determined by the mutual agreement of the parties. If the parties fail for any reason to agree prior to the Closing on the amount of any Sale Price adjustments on account of Casualty Defects, Buyer shall accept the affected Properties and the Sale Price shall be reduced by an amount determined by a mutually acceptable independent appraiser, equal to the value of all Casualty Defects not accounted for at the Closing.

                                   ARTICLE VI

                ESCROW REGARDING CONSENTS AND PREFERENTIAL RIGHTS
               --------------------------------------------------


     6.01 - NON-RESPONSE OF CONSENT HOLDERS PRIOR TO CLOSING; FARMOUT/BENEFICIAL
     ---------------------------------------------------------------------------
INTEREST  AGREEMENT.  Subject  to  the  provisions of Section 6.02 below, in the
-------------------
event Seller is unable to deliver at Closing all required consents and waivers of preferential rights to purchase, the parties shall proceed to Closing an amount equal to Fifty Dollars ($50.00) per acre for each acre subject to a Lease or other agreement with respect to which consent is required but has not been obtained shall be deposited into escrow pursuant to a mutually agreeable escrow agreement substantially in the form attached hereto as Exhibit 6.01(1) and consistent with the terms hereof. At Closing, Seller shall deliver assignments for all Properties for which consent has been obtained or is not required. From and after Closing, with respect to all Properties wherein consent is required, but has not been obtained, Seller shall retain title to such Properties for the benefit of Buyer. Seller, Cypress and Buyer shall execute a Farmout/Beneficial Interest Agreement in form identical to the agreement attached hereto as Exhibit 6.01(2) granting to Buyer all rights incident to the ownership of such Properties. In such event, Seller shall use its best efforts to obtain such consents. In the event that Seller obtains such consent(s), Seller shall deliver such consents to Buyer. Buyer and Seller shall jointly notify the escrow agent of the amount of the escrowed Purchase Price to release to Seller. Upon receipt of the amount released from the escrow agent to Seller, Seller shall contemporaneously deliver to Buyer assignment(s) from Seller to Buyer in the form attached hereto as Exhibit 8.02(a) of all Properties covered by such consent. For purposes of this agreement, the expiration of the time in which a party may exercise a preferential right after receipt of proper notice of the transfer, shall constitute a waiver.

     6.02  -  AFFIRMATIVE REFUSALS TO CONSENTS; EXERCISE OF PREFERENTIAL RIGHTS.
     --------------------------------------------------------------------------
In the event affirmative refusals to consent are received prior to Closing and/or holders of preferential rights to purchase elect to exercise such rights and the value of such refusals and/or exercises, based on Fifty Dollars ($50.00) per acre for each acre subject to a Lease or other agreement with respect to which consent is required but has not been obtained, exceed Seven and one-half percent (7 %) of the Purchase Price, Buyer may at its option terminate this agreement as provided in Section 10.02 below. The lack of responses as provided in Section 6.01, the affirmative refusals to consents in Section 6.02 and the affirmative exercises of preferential rights in Section 6.02 are sometimes collectively referred to as "Non-Consents".

                                  ARTICLE VII

                              CONDITIONS TO CLOSING
                              ---------------------

     7.01 - CONDITIONS TO THE OBLIGATIONS OF BUYER.  The obligations of Buyer to
     ---------------------------------------------
proceed with the Closing contemplated hereby are subject to the satisfaction on or prior to the Closing of all of the following conditions, any one or more of which may be waived, in whole or in part, in writing by Buyer:

     (a) The representations and warranties made herein by Seller shall be true and correct as of the Closing as though such representations and warranties were made at the Closing and Seller shall have complied with all the covenants required by this Agreement to be performed by them at or prior to the Closing;

     (b) The Closing hereunder shall not violate any order or decree of any court, agency, commission, tribunal or other governmental authority having competent jurisdiction over the transactions contemplated by this Agreement;

     (c) The adjustments made to the Purchase Price for Title Defects and/or Non-Consents as described in Sections 5.04 and 6.02 respectively shall not exceed Seven and one-half percent (7 %) of the Purchase Price;

     (d) Penn Virginia Energy Co. and Adams Resources Exploration Corporation shall have consented to the appointment of Buyer as successor operator effective as of the Closing Date in a consent agreement identical to the form attached hereto as Exhibit 7.01(d);

     (e)     Execution  by  Cypress  E&P  Corporation  of  the
Exploration/Participation  Agreement  as  provided  in  Article  XIV  below;

     (f) Execution by Seller of the Farmout/Beneficial Interest Agreement if required by Section 6.01 above;

     (g) Russell Holding Inc. shall have released all of its right, title and interest evidenced by that certain Recording Supplement and Financing Statement to Frio Program Participation Agreement dated effective as of June 1, 2000, recorded as Instrument number 20000053510, between Cypress E&P Corporation and Russell Holdings, Inc.; and

     (h)     Execution  by Seller of the Escrow Agreement if required by Section
6.01  above.

     7.02  - CONDITIONS TO THE OBLIGATIONS OF SELLER.  The obligations of Seller
     -----------------------------------------------
to proceed with the Closing contemplated hereby are subject to the satisfaction on or prior to the Closing of all of the following conditions, any one or more of which may be waived, in whole or in part, in writing by Seller.

     (a) The representations and warranties made herein by Buyer shall be correct as of the Closing as though such representations and warranties were made at the Closing, and Buyer shall have complied with all the covenants hereof required by this Agreement to be performed by Buyer at or prior to the Closing;

     (b) The Closing hereunder shall not violate any order or decree of any court, agency, commission, tribunal or other governmental authority having competent jurisdiction over the transactions contemplated by this Agreement; and

     (c) Execution by Buyer of the Exploration/Participation Agreement as provided in Article XIV below.

     (d)     Execution  by  Buyer of the Escrow Agreement if required by Section
6.01  above.

     (e) Execution by Buyer of the Farmout/Beneficial Interest Agreement referenced in Section 6.01.

                                  ARTICLE VIII

                                    CLOSING
                                    -------


     8.01  -  CLOSING.  The consummation of the transactions contemplated hereby
     ----------------
(herein called the "Closing") shall be held at the offices of Seller in Houston, Texas, on a date mutually agreed to by the parties but in no event later than July6, 2001. The date on which Closing occurs is referred to herein as the "Closing Date".

     8.02  -  CLOSING  OBLIGATIONS.  At  the Closing, the following events shall
     -----------------------------
occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

     (a) Seller shall assign, transfer and convey the Properties to Buyer with a limited general warranty of title to the Leases, on a lease-by-lease basis, limited to the period of time beginning with the time that Seller and/or its predecessor in title, Cypress E&P Corporation, acquired record title interest in each respective Lease and ending as of the date of Closing in the form of "Assignment, Bill of Sale and Conveyance" attached hereto as Exhibit 8.02(a) and made a part hereof in multiple originals and counterparts sufficient to facilitate recording. Buyer and Seller agree that the Assignment, Bill of Sale and Conveyance shall be made expressly subject to the terms and provisions of this Agreement.

     (b) Seller and Buyer shall execute and deliver a settlement statement (herein called the "Preliminary Settlement Statement") which has been prepared by Seller that shall set forth the Closing Amount (as hereinafter defined) and each adjustment and the calculation of such adjustments used to determine such amount. The term "Closing Amount" shall mean the Purchase Price adjusted as provided in Section 2.02, using for such adjustments the best information (including estimated data) then available. A Preliminary Settlement Statement shall be delivered to Buyer no later than 5:00 p.m. two (2) days prior to the Closing Date.

     (c) Buyer shall pay the Closing Amount to Seller by wire transfer in immediately available funds to the following Bank:

             Compass  Bank
             Account  No.  87112446
             ABA  Routing  No.  113010547.

     (d) Seller shall deliver to Buyer exclusive possession of the Properties.

     (e) Seller shall prepare and execute change of operator forms covering the Properties that shall be executed by Buyer and returned to Seller for filing with all appropriate regulatory authorities.

     (f) Seller and Buyer shall execute and deliver to each other multiple originals of the Release of Farmout Agreement in the form attached hereto as
Exhibit  13.01.

     (g) Cypress E&P Corporation and Buyer shall execute and deliver to each other multiple originals of the
Exploration/Participation  Agreement  in  the  form  attached  hereto as Exhibit
14.01.

     (h) Cypress and Buyer shall execute and deliver to each other multiple originals of the Bella Vista 3-D seismic license agreement in the form attached hereto as Exhibit 12.01.

     (i) Seller and Buyer shall execute and deliver the Farmout/Beneficial Rights Agreement referenced in Section 6.01.

     (j) Seller and Buyer shall execute and deliver the Escrow Agreement referenced in Section 6.01.

                                   ARTICLE IX

                            OBLIGATIONS AFTER CLOSING
                            -------------------------

     9.01  -  POST-CLOSING  ADJUSTMENTS.
     ----------------------------------

     (a) No later than 90 days after the Closing Date, Seller shall prepare and deliver to Buyer, in accordance with this Agreement and generally accepted accounting principles, a statement (herein called "Final Settlement Statement") setting forth adjustments to the Purchase Price that were not finally determined as of the Closing Date which show the calculation of such adjustments. Within 30 days of receipt of the Final Settlement Statement, Buyer shall deliver to Seller a written report setting out any changes that Buyer proposes be made to the Final Settlement Statement. The parties shall undertake to agree with respect to such adjustments within 30 days of Buyer's response to Seller. The final agreed price paid by Buyer to Seller for the Properties after all adjustments is hereinafter referred to as the "Final Purchase Price". The date upon which such agreement is reached or upon which the Final Purchase Price is established shall be herein called the "Final Settlement Date". The difference, if any, between the Final Purchase Price and the Closing Amount shall be paid to the appropriate party within ten (10) days after the Final Settlement Date.

     (b) If the Buyer and Seller are unable to agree upon a Final Purchase Price within One Hundred Eighty (180) days from the Closing Date, the dispute shall be submitted to arbitration as discussed below.

     (c) Real and personal property taxes pertaining to the Properties shall be prorated between Buyer and Seller as of the Effective Time. If the actual taxes are not known on the Closing Date, Seller's share of such taxes shall be determined by using the rates for the prior year and the assessed values for the year in which Closing occurs. After the actual tax statements for Properties have been received, Buyer and Seller shall determine the difference between the actual tax amount and the prorated amount used at Closing, and the difference shall be paid to the appropriate party within Ten (10) days.

     (d)     The  parties  agree  to  arbitration  as  follows:

          (i) The parties shall jointly select a mutually acceptable person as the sole arbitrator under this Agreement. If the parties are unable to agree upon the designation of a person as arbitrator, then each party shall appoint one arbitrator and the two arbitrators shall appoint a third arbitrator and the three arbitrators so chosen shall arbitrate any dispute.

          (ii) Any arbitration hearing shall be held in Houston, Texas, at a location acceptable to the arbitrator.

         (iii) The arbitrator shall settle disputes in accordance with the Texas General Arbitration Act and the Rules of the American

               Arbitration Association, to the extent such rules do not conflict with the terms hereof. The decision of the arbitrator shall be binding upon the parties and may be enforced in any court of competent jurisdiction. Seller and Buyer, respectively, shall bear their own legal fees and other costs incurred in presenting their respective cases. The charges and expenses of the arbitrator(s) shall be shared equally by Seller and Buyer.

          (iv) The arbitration shall commence within ten (10) days after the arbitrator is selected. In fulfilling his duties hereunder, the arbitrator shall be bound by the terms of this Agreement. In fulfilling any of his arbitration duties, the arbitrator may consider such other matters as in the opinion of the arbitrator are necessary or helpful to make a proper evaluation. Additionally, the arbitrator may consult with and engage disinterested third parties, including, without limitation, petroleum engineers, attorneys and consultants, to advise the arbitrator.

          (v) If any arbitrator selected hereunder should die, resign or be unable to perform his duties hereunder, the parties selecting such arbitrator shall select a replacement arbitrator. The aforesaid procedure shall be followed from time to time as necessary.


     9.02  -  SALES  TAXES  AND RECORDING FEES.  Buyer shall pay all sales taxes
     -----------------------------------------
occasioned by the sale of the Properties and all documentary, filing and recording fees required in connection with the filing and recording of any assignments, including any applicable transfer tax.

     9.03  -  FURTHER  ASSURANCES.     After  Closing,  Seller  and  Buyer shall
     ----------------------------
execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments including but not limited to the execution and delivery of such additional assignments as may be necessary to transfer all of Seller's right, title and interest in the Properties, and to cooperate in taking any actions necessary to protect intellectual property rights, if any, associated with the Bella Vista 3-D Seismic Data and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any document, certificate or other instrument delivered pursuant hereto or required by law. Seller shall cooperate with Buyer in taking any actions necessary to protect intellectual property rights, if any, associated with the Bella Vista 3-D Seismic Data, but Seller shall not be required to pay any money in connection with protection of intellectual property rights including, without limitation, copyright issues. Seller's commitment to cooperate with Buyer to protect intellectual property rights associated with the Bella Vista 3-D Seismic Data shall expire 12 months after the Closing Date of this Agreement.

     9.04 - BUYER'S POST-CLOSING OBLIGATIONS.  After Closing, Buyer shall assume
     ---------------------------------------
and  be  responsible  for  the  following  obligations:

     (a) If at any time subsequent to the Closing, Buyer comes into possession of money or property belonging to the Seller such money or other property shall be promptly delivered to the Seller.

     (b) Buyer specifically assumes all duties, obligations and liabilities of the Seller with respect to the Properties that accrue or arise from and after the Effective Time to the extent of the interest acquired by Buyer hereunder, including, without limitation, (i) the obligations to plug and abandon all Wells on the Properties owned by Buyer in accordance with the rules of applicable regulatory authorities, (ii) the obligations to restore the surface of the Properties and remove equipment in accordance with applicable provisions of the Leases and general laws applying to the Properties, (iii) the obligations to comply with the provisions of the Leases, (iv) the obligations to comply with Environmental Laws and (v) (except for those duties, obligations and liabilities of Seller and/or Cypress E&P Corporation pertaining to Seller's and/or Cypress E&P Corporation interest in or operation of the Excluded Assets) the duties, obligations and liabilities of Seller imposed in the contracts and agreements set out in the Exhibit 3.01(f) attached hereto. Buyer exclusively shall assume the duties, obligations and liabilities pertaining to the contracts listed as items1, 3, 11, 12 and 13 in Exhibit 3.01(f). Buyer and Seller shall bear responsibility in accordance with their respective ownership interests the contracts listed as items 2, 4, 8, 9, 10, 14, 15, 16 and 17 in Exhibit 3.01(f).

     9.05 - SELLER'S POST-CLOSING OBLIGATIONS.  After Closing, Seller shall have
     ----------------------------------------
the  following  obligations:

     (a) If at any time subsequent to the Closing, Seller comes into possession of money or property belonging to the Buyer such money or other property shall be promptly delivered to the Buyer.



     9.06  -  INDEMNIFICATION  BY  SELLER.
     ------------------------------------

     EXCEPT FOR MATTERS SPECIFICALLY ASSUMED BY BUYER, SELLER SHALL INDEMNIFY, COVENANT NOT TO SUE, SAVE, RELEASE, DEFEND, DISCHARGE AND HOLD BUYER HARMLESS (COLLECTIVELY, "INDEMNIFY") FROM AND AGAINST ANY AND ALL JUDGMENTS, ASSESSMENTS, LIABILITIES, PENALTIES, FINES, COSTS, EXPENSES, DAMAGES, JUDGMENTS, OBLIGATIONS, CAUSES OF ACTION OR CLAIMS INCLUDING WITHOUT LIMITATION LIABILITIES UNDER ENVIRONMENTAL LAWS, (COLLECTIVELY, THE "LIABILITIES") ARISING FROM, BASED UPON, RELATED TO OR IN ANY WAY CONNECTED WITH (I) SELLER'S OR SELLER'S PREDECESSOR IN TITLE, CYPRESS E&P CORPORATION, OWNERSHIP, USE AND OPERATION OF THE PROPERTIES PRIOR TO THE EFFECTIVE TIME AND (II) SELLER'S ACTIVITIES ARISING FROM OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

     SELLER SHALL INDEMNIFY BUYER FROM AND AGAINST ALL ATTORNEY FEES, COSTS OF COURT, EXPENSES FOR HIRING INVESTIGATORS AND INVESTIGATING, DEFENDING LITIGATION, PROSECUTING LITIGATION, HIRING EXPERT WITNESSES, COSTS OF SETTLEMENT AND ANY AND ALL COSTS AND EXPENSES PERTAINING TO ANY LITIGATION ARISING FROM, BASED UPON, RELATED TO OR IN ANY WAY CONNECTED WITH SELLER'S OR SELLER'S PREDECESSOR IN TITLE, CYPRESS E&P CORPORATION, OWNERSHIP, USE AND OPERATION OF THE PROPERTIES PRIOR TO THE EFFECTIVE TIME OR SELLER'S ACTIVITIES ARISING FROM OR IN ANY WAY CONNECTED WITH THIS AGREEMENT (COLLECTIVELY, THE "LITIGATION EXPENSES").

     IT IS UNDERSTOOD AND AGREED THAT SELLER'S OBLIGATION TO INDEMNIFY BUYER FROM AND AGAINST THE LITIGATION EXPENSES (I) IS SEPARATE AND APART FROM SELLER'S OBLIGATION TO INDEMNIFY BUYER FROM LIABILITIES AND (II) IS NOT DEPENDENT UPON SELLER'S SUBSTANTIVE OBLIGATION TO INDEMNIFY BUYER FROM AND AGAINST LIABILITIES. SELLER'S OBLIGATION TO INDEMNIFY BUYER FROM AND AGAINST THE LITIGATION EXPENSES SHALL APPLY IRRESPECTIVE OF WHETHER THE SUBSTANTIVE INDEMNITY OBLIGATION COMPLIES IN ALL RESPECTS WITH THE EXPRESS NEGLIGENCE RULE.

     9.07  -  INDEMNIFICATION  BY  BUYER.
     -----------------------------------

     BUYER SHALL INDEMNIFY, COVENANT NOT TO SUE, SAVE, RELEASE, DEFEND, DISCHARGE AND HOLD SELLER HARMLESS (COLLECTIVELY, "INDEMNIFY") FROM AND AGAINST ANY AND ALL JUDGMENTS, ASSESSMENTS, LIABILITIES, PENALTIES, FINES, COSTS,
EXPENSES, DAMAGES, JUDGMENTS, OBLIGATIONS, CAUSES OF ACTION OR CLAIMS (COLLECTIVELY, THE "LIABILITIES") ARISING FROM, BASED UPON, RELATED TO OR IN ANY WAY CONNECTED WITH THE PROPERTIES, CONTRACTUAL OBLIGATIONS ASSUMED BY BUYER WITH RESPECT TO THE PROPERTIES, BUYER'S OWNERSHIP, USE AND OPERATION OF THE PROPERTIES ON OR AFTER THE EFFECTIVE TIME OR BUYER'S ACTIVITIES ARISING FROM OR IN ANY WAY CONNECTED WITH THIS AGREEMENT. WITHOUT LIMITING THE FOREGOING, IT IS SPECIFICALLY AGREED THAT BUYER'S INDEMNIFICATION OF SELLER AGAINST LIABILITIES SHALL INCLUDE, WITHOUT LIMITATION, ANY AND ALL LIABILITIES ARISING AS THE RESULT OF (I) THE BUYER'S USE OF OR RELIANCE ON (i) THE 3-D SEISMIC DATA DESCRIBED IN 1.01(d), (ii) THE TAVENER 3-D SEISMIC DATA, AND (iii) THE MUSTANG 3-D SEISMIC DATA, INTERPRETIVE DATA AND THE RECORDS DESCRIBED IN 1.01(e), (II) ANY MATTER CONNECTED WITH OR ANY VIOLATION OF ANY ENVIRONMENTAL LAWS WHETHER IN EFFECT AS OF THE EFFECTIVE TIME OR IN THE FUTURE, AND (III) THE FAILURE OF BUYER TO
PURCHASE, ARRANGE FOR AND HAVE IN PLACE AS OF THE TIME OF CLOSING LIABILITY INSURANCE AND WELL CONTROL INSURANCE COVERING THE PROPERTIES.

     BUYER SHALL HOLD HARMLESS AND COVENANT NOT TO SUE SELLER FOR CLAIMS BY BUYER FOR MATTERS (EXCEPT ENVIRONMENTAL CLAIMS) AFTER THE EFFECTIVE TIME INCLUDINGCLAIMS BASED ON AND RESULTING FROM:

     1. THE NEGLIGENCE OF SELLER, WHETHER THE NEGLIGENCE IS ORDINARY, GROSS, ACTIVE, PASSIVE, JOINT, CONCURRENT OR SOLE; AND

     2.   THE  STRICT  LIABILITY  OF  SELLER.

     PROVIDED HOWEVER, THAT SUCH OBLIGATION TO HOLD HARMLESS AND COVENANT NOT TO SUE SELLER SHALL NOT EXTEND TO CLAIMS MADE BY THIRD PARTIES RELATING TO SELLER'S NEGLIGENCE OR STRICT LIABILITY FOR MATTERS OR ACTIONS UNDERTAKEN BY SELLER PRIOR TO THE EFFECTIVE TIME.

     NOTHING  CONTAINED  HEREIN  SHALL  BE  CONSTRUED  AS  BUYER'S  AGREEMENT TO
INDEMNIFY SELLER OR BUYER'S ASSUMPTION OF LIABILITY FOR ANY ENVIRONMENTAL CLAIMS, OBLIGATIONS LIABILITIES OR CAUSES OF ACTION ARISING FROM, BASED UPON,
RELATED TO, OR IN ANY WAY CONNECTED WITH SELLER'S OR SELLER'S PREDECESSOR IN TITLE, CYPRESS E&P CORPORATION, OWNERSHIP, USE AND OPERATION OF THE PROPERTIES PRIOR TO THE EFFECTIVE TIME. BUYER'S INDEMNITY FURTHER EXCLUDES ANY CLAIMS, OBLIGATIONS, LIABILITIES OR CAUSES OF ACTION ARISING FROM, BASED UPON, OR IN ANY WAY CONNECTED WITH SELLER'S OPERATION OF THE EXCLUDED ASSETS.

     BUYER SHALL INDEMNIFY SELLER FROM AND AGAINST ALL ATTORNEY FEES, COSTS OF COURT, EXPENSES FOR HIRING INVESTIGATORS AND INVESTIGATING, DEFENDING LITIGATION, PROSECUTING LITIGATION, HIRING EXPERT WITNESSES, COSTS OF SETTLEMENT AND ANY AND ALL COSTS AND EXPENSES PERTAINING TO ANY LITIGATION ARISING FROM, BASED UPON, RELATED TO OR IN ANY WAY CONNECTED WITH BUYER'S OWNERSHIP, USE AND OPERATION OF THE PROPERTIES ON OR AFTER THE EFFECTIVE TIME OR BUYER'S ACTIVITIES ARISING FROM OR IN ANY WAY CONNECTED WITH THIS AGREEMENT (COLLECTIVELY, THE "LITIGATION EXPENSES").

     IT IS UNDERSTOOD AND AGREED THAT BUYER'S OBLIGATION TO INDEMNIFY SELLER FROM AND AGAINST THE LITIGATION EXPENSES IS (I) SEPARATE AND APART FROM BUYER'S OBLIGATION TO INDEMNIFY SELLER FROM LIABILITIES AND (II) IS NOT DEPENDENT UPON BUYER'S SUBSTANTIVE OBLIGATION TO INDEMNIFY SELLER FROM AND AGAINST LIABILITIES. BUYER'S OBLIGATION TO INDEMNIFY SELLER FROM AND AGAINST THE LITIGATION EXPENSES SHALL APPLY IRRESPECTIVE OF WHETHER THE SUBSTANTIVE INDEMNITY OBLIGATION COMPLIES IN ALL RESPECTS WITH THE EXPRESS NEGLIGENCE RULE.

     SELLER AND BUYER BOTH AGREE AND STIPULATE THAT THIS INDEMNIFICATION AGREEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE TEST AND THAT THE PARTIES CLEARLY INTEND TO TRANSFER THE RISK OF LOSS FOR THE INDEMNITEE'S NEGLIGENCE.

     SELLER AND BUYER BOTH AGREE AND STIPULATE THAT THESE INDEMNIFICATION PROVISIONS ARE CONSPICUOUS.

     9.08  -  GENERAL  PROCEDURE.  If a party under Article IX (the "Indemnified
     ---------------------------
Party") shall have knowledge of any claim or liability required to be indemnified against, the Indemnified Party shall give reasonably prompt written notice thereof to the other party (the "Indemnifying Party"). The Indemnifying Party and its insurers shall have the right, at their sole cost and expense, to investigate, to defend or, except as limited hereinafter, to compromise any claim for which indemnification is sought hereunder upon acknowledgment by the Indemnifying Party or such insurer of its liabilities to the Indemnified Party in respect thereof. The Indemnifying Party shall assume all responsibility for any claim covered by the foregoing indemnity, and the Indemnified Party shall provide reasonable assistance and cooperation during the defense or settlement of the claim. No compromise or settlement of any claim may be effected by the Indemnifying Party without the Indemnified Party's consent, which consent shall not be unreasonably withheld. The Indemnified Party shall have the right, but not the duty, at its own expense, to participate in the defense and/or settlement of any claim with counsel of its own choosing without relieving any obligations hereunder. Indemnifying Party and its counsel shall cooperate with the Indemnified Party's counsel and shall supply the Indemnified Party with such information reasonably requested by the Indemnified Party as is necessary or advisable for the Indemnified Party to participate in any proceeding, but control of the matter shall remain with the Indemnifying Party.

     9.09  -  EXPENSES.  Notwithstanding  anything  herein  to the contrary, the
     -----------------
foregoing indemnification obligations shall not apply to expenses incurred by each Party in connection with the consummation of this transaction.

     9.10  -  SURVIVAL  AFTER  CLOSING.  Except  for  the  representations  and
     ---------------------------------
warranties made in Sections 3.01 and 3.03,the representations, warranties, covenants, agreements and indemnifications made in this Agreement shall survive Closing and inure to the benefit of and be binding on Seller and Buyer. It is expressly understood and agreed that nothing contained herein shall be construed to limit either Party's right subsequent to Closing to exercise any and all remedies available under applicable law for a breach of any of the representations and warranties made in Section 3.01 and 3.03.

                                    ARTICLE X
                                    ---------

                            TERMINATION OF AGREEMENT
                            ------------------------

     10.01  -  TERMINATION.  This  Agreement  may  be  terminated  as  follows:
     ---------------------

(a) By Buyer if the conditions set forth in Section 7.01 are not satisfied in all material respects or waived prior to the Closing Date;

(b) By Seller if the conditions set forth in Section 7.02 are not satisfied in all material respects or waived prior to the Closing Date; or

(c)     At  any  time  by  the  mutual  written  agreement  of Buyer and Seller.

     10.02  -  EARNEST DEPOSIT.Upon the execution of this Agreement, Buyer shall
     --------------------------
deliver to Seller the Earnest Deposit as required by Section 2.03. If the conditions to the obligations of Buyer to close as set out in Section 7.01 have been satisfied or waived and the transaction contemplated by Agreement fails to close on or before July 6, 2001, Seller shall be entitled to retain the Earnest Deposit and shall have no liability to Buyer with respect to the security deposit. If the conditions to the obligations of Buyer to close as set out in
Section 7.01 have not been satisfied or waived and the transaction contemplated by this Agreement fails to close on or before July 6, 2001, Buyer shall be entitled to a refund of the full amount of the Earnest Deposit.


     10.03  - LIABILITIES UPON TERMINATION. If the conditions to the obligations
     -------------------------------------
of Buyer to close as set out in Section 7.01 have been satisfied or waived and the transaction contemplated by Agreement fails to close on or before July 6, 2001, Seller's damages shall be limited to retaining the Earnest Deposit. If the conditions to the obligations of Seller to close as set out in Section 7.02 have been satisfied or waived and the transaction contemplated by this Agreement fails to close on or before July 6, 2001, Buyer's damages shall be limited to the return of the Earnest Deposit. Neither party shall have any liability for consequential damages.

                                   ARTICLE XI
                                  -----------

                      PHYSICAL CONDITION OF THE PROPERTIES
                      ------------------------------------


     11.01     -  USE  OF  THE  PROPERTIES:  THE  PROPERTIES  HAVE BEEN USED FOR
     -----     ---------------------------
DRILLING OIL AND GAS WELLS, PRODUCTION OPERATIONS, RELATED OILFIELD OPERATIONS AND THE STORAGE AND TRANSPORTATION OF OIL AND GAS. PHYSICAL CHANGES IN THE LAND MAY HAVE OCCURRED AS A RESULT OF SUCH USES. THE PROPERTIES ALSO MAY CONTAIN

BURIED PIPELINES AND OTHER EQUIPMENT, WHETHER OR NOT OF A SIMILAR NATURE, THE LOCATIONS OF WHICH MAY NOT BE KNOWN BY SELLER OR BE READILY APPARENT BY A PHYSICAL INSPECTION OF THE PROPERTY. BUYER UNDERSTANDS THAT SELLER DOES NOT HAVE THE REQUISITE INFORMATION WITH WHICH TO DETERMINE THE EXACT NATURE OR CONDITION OF THE PROPERTIES OR THE EFFECT ANY SUCH USE HAS HAD ON THE PHYSICAL CONDITION
OF  THE  PROPERTIES.

     11.02  -BUYER'S  INVESTIGATION  AND LIABILITY:  BUYER ACKNOWLEDGES THAT (I)
     ---------------------------------------------
BUYER HAS BEEN AFFORDED AN OPPORTUNITY TO (A) INSPECT AND EXAMINE THE PROPERTIES AND ANY MATERIALS THAT BUYER HAS REQUESTED TO BE PROVIDED TO BUYER BY SELLER,
(B) DISCUSS WITH REPRESENTATIVES OF SELLER SUCH MATERIALS AND THE NATURE OF THE OPERATION OF THE PROPERTIES, INCLUDING, WITHOUT LIMITATION, THE FACT THAT SELLER'S LIABILITY INSURANCE COVERAGE AND WELL CONTROL INSURANCE COVERAGE WITH RESPECT TO THE PROPERTIES SHALL TERMINATE AS OF THE TIME OF CLOSING, AND (C) INVESTIGATE THE CONDITION, INCLUDING SUBSURFACE CONDITION, OF THE PROPERTIES AND THE CONDITION OF THE EQUIPMENT; (II) BUYER HAS ENTERED INTO THIS AGREEMENT ON
THE BASIS OF BUYER'S OWN INVESTIGATION OF THE PHYSICAL CONDITION OF THE PROPERTIES INCLUDING SUBSURFACE CONDITION, PERSONAL PROPERTY, EQUIPMENT, FIXTURES DESCRIBED IN 1.01(c), (A) THE 3-D SEISMIC DATA DESCRIBED IN 1.01(d),
(B) THE TAVENER 3-D SEISMIC DATA, AND (C) THE MUSTANG 3-D SEISMIC DATA, INTERPRETIVE DATA AND RECORDS DESCRIBED IN 1.01(e); (III) THE PROPERTIES HAVE BEEN USED IN THE MANNER AND FOR THE PURPOSE SET FORTH ABOVE AND THAT PHYSICAL CHANGES TO THE PROPERTIES MAY HAVE OCCURRED AS A RESULT OF SUCH USE; (IV) IN ENTERING INTO THIS AGREEMENT, BUYER HAS RELIED SOLELY ON BUYER'S INDEPENDENT INVESTIGATION OF, AND JUDGMENT WITH RESPECT TO THE PROPERTIES, INCLUDING, WITHOUT LIMITATION, THE PERSONAL PROPERTY, EQUIPMENT, FIXTURES DESCRIBED IN 1.01(c), 3-D SEISMIC DATA DESCRIBED IN 1.01(d), INTERPRETIVE DATA AND RECORDS DESCRIBED IN 1.01(e), AND THE ADVICE OF ITS OWN LEGAL, TAX, ECONOMIC, ENVIRONMENTAL, ENGINEERING, GEOLOGICAL AND GEOPHYSICAL ADVISORS AND NOT ON ANY COMMENTS OR STATEMENTS OF ANY REPRESENTATIVES OF, OR CONSULTANTS OR ADVISORS ENGAGED BY SELLER; AND (V) LOW LEVELS OF NATURALLY OCCURRING RADIOACTIVE MATERIAL (NORM) AND MAN-MADE MATERIAL FIBERS (MMMF) MAY BE PRESENT ON THE PROPERTIES. BUYER ACKNOWLEDGES THAT NORM IS A NATURAL PHENOMENON ASSOCIATED WITH MANY OIL FIELDS IN THE U.S. AND THROUGHOUT THE WORLD. SELLER HAS PROVIDED BUYER WITH THE OPPORTUNITY TO MAKE ITS OWN INSPECTION AND DETERMINATION OF THIS PHENOMENON AND OTHER CONDITIONS. SELLER DISCLAIMS ANY LIABILITY ARISING OUT OF OR IN CONNECTION WITH ANY PRESENCE OF NORM OR MMMF ON THE PROPERTIES, AND BUYER

SHALL ASSUME THE RISK THAT THE PROPERTIES MAY CONTAIN NORM OR MMMF AND THAT ADVERSE PHYSICAL CONDITIONS, INCLUDING THE PRESENCE OF NORM OR MMMF, MAY NOT HAVE BEEN REVEALED BY BUYER'S INVESTIGATION.

                                   ARTICLE XII
                                   -----------

                                    SEISMIC
                                    -------


     12.01  -  LICENSE  TOBELLA VISTA 3-D SEISMIC DATA.  At Closing, Buyer shall
     --------------------------------------------------
grant to Seller a license to the Bella Vista Project Area 3-D Seismic Data in form identical to the license attached hereto as Exhibit 12.01. Seller shall not disclose Bella Vista 3-D Seismic Data except in ordinary course of business including, without limitation, for purposes of securing financing, selling, or securing participation in a well or prospect.

     12.02  -  MUSTANG 3-D SEISMIC DATA.At Closing, Buyer shall joinSeller as  a
     -----------------------------------
party to that certain letter agreement dated November 4, 1999, between Mustang Fuel Corporation, Amerada Hess Corporation and Cypress E&P Corporation, setting forth the terms and provisions for the parties' non-exclusive rights to the "Mustang 3-D Seismic Data" contained within the outline shown on Exhibit 12.02 attached hereto.

     12.03  -  RESTRICTIONS  ON TAVENER 3-D SEISMIC DATA. Seller is the owner of
     ----------------------------------------------------
proprietary 3-D seismic data covering all or a portion of the Tavener Project Area, subject to (i) the seismic licenses previously issued in favor of Westech Energy Corporation, EnerSearch, Inc., doing business as Penn Virginia Energy Co. and Adams Resources Exploration Corporation and (ii) the terms contained in the Amendment and Restatement Two Rivers Participation Agreement dated effective as of April 1, 1999, between Cypress E&P Corporation and Sonat Exploration Company (the "Sonat Restatement"). Seller shall not sell, trade, assign, barter, dispose of, pledge as collateral, or show the Tavener Project Area 3-D Seismic Data to any third party, except in the case of ordinary course of business including, without limitation, for purposes of securing financing, selling, or securing participation in a well or prospect for a period of three (3) years after the Effective Time. Subject to the terms contained in the Sonat Restatement, Seller must retain possession of and may not copy the Tavener 3-D Seismic Data for any other party. The existing 3-D Seismic License Agreement effective March 1, 2000 between Cypress E&P Corporation and Westech Energy Corporation shall remain in full force and effect.

     12.04  -  OPTIONAL ANNUAL PAYMENT. Beginning on the first day of the fourth
     ----------------------------------
year following the Effective Time, Buyer shall have the option, but not the obligation, to pay Seller annually the sum of Eight percent (8%) of $4,122,471.42 (being the costs of the Tavener Project Area 3-D Seismic Data). In the event Buyer exercises the foregoing option, Seller shall not sell, trade, assign, barter, dispose of, pledge as collateral, or show the Tavener Project Area 3-D Seismic Data to any third party for a period of one (1) year, except in the case of ordinary course of business (including without limitation, for purposes of securing financing, selling, or securing participation in a well or prospect). This right may be renewed automatically at Buyer's sole option on an annual basis by Buyer tendering the payment to Seller prior to the anniversary date.

     12.05  -OPTION  TO  PURCHASE.  Buyer  shall  have an option to purchase the
     -----------------------------
Tavener Project Area 3-D Seismic Data by paying to Seller the costs of the Tavener Project Area 3-D Seismic Data after crediting Buyer for all optional annual payments made pursuant to section 12.03 above. This option to purchase the Tavener Project Area 3-D Seismic Data shall expire on the tenth anniversary of the Effective Time. In the event that Buyer exercises its option to purchase the Tavener Project Area 3-D Seismic Data, Buyer shall grant to Seller, for no additional consideration, a permanent license and reprocessing rights to the Tavener Project Area 3-D Seismic Data in form identical to the license attached hereto as Exhibit 12.01, as revised for the Tavener Project Area 3-D Seismic Data.

     12.06-  NO  LICENSED  SEISMIC.  Save and except for the Mustang 3-D Seismic
     ------------------------------
Data, no seismic data licensed exclusively to Cypress E&P Corporation, whether 2-D or 3-D seismic data, shall be conveyed from Seller to Buyer. Save and except for the Mustang 3-D Seismic Data, licensed 2-D or 3-D seismic data is not included within the definition of "Properties".


                                  ARTICLE XIII
                                  ------------

                        TWO RIVERS AREA FARMOUT AGREEMENT
                        ---------------------------------

     13.01  -FARMOUT  AGREEMENT.  By  Two  Rivers  Area  Farmout Agreement dated
     --------------------------
effective March 1, 2000, as amended by Amendment No. 1 dated August 10, 2000 (collectively, the "Farmout Agreement"), Cypress E&P Corporation and Buyer entered into the Farmout Agreement. Cypress E&P Corporation joins in the execution of this Agreement for the purpose of fully and completely releasing the Farmout Agreement and the associated recorded liens. Cypress E&P Corporation and Buyer hereby fully and completely release and discharge their respective rights, duties and obligations under the Farmout Agreement. Cypress E&P Corporation and Buyer caused that certain Recording Supplement and Financing Statement to Two Rivers Area Farmout Agreement dated March 1, 2000, to be filed for recording as Instrument number 2000024534 in the Official Records of Fort Bend County, Texas. Cypress E&P Corporation and Buyer shall execute multiple originals of the Release of Farmout Agreement in the form attached hereto as
Exhibit 13.01 and deliver fully executed originals of the Release of Farmout Agreement to Cypress E&P Corporation and Buyer on the Closing Date.

     13.02  -  MUTUAL  RELEASE AND DISCHARGE.  Except for Buyer's right to audit
     ---------------------------------------
the expenses and charges billed to Buyer pursuant to the Farmout Agreement and to make claims for and recover from Cypress E&P Corporation any improper expenses and charges which audit shall be completed within one year of the Closing Date, and except for matters specifically assumed by Buyer pursuant to this Agreement, Cypress E&P Corporation and Buyer hereby covenant not to sue each other and hereby, save, release, defend, fully discharge and hold harmless each other, from and against any and all judgments, assessments, liabilities, penalties, fines, costs, expenses, damages, judgments, obligations, causes of action or claims arising from, based upon, related to or in any way connected with the Farmout Agreement.

                                   ARTICLE XIV
                                   -----------

                       EXPLORATION/PARTICIPATION AGREEMENT
                       -----------------------------------

     14.01  - EXPLORATION/PARTICIPATION AGREEMENT.   Cypress E&P Corporation and
     --------------------------------------------
Buyer shall execute multiple originals of that certain Exploration/Participation Agreement in the form attached hereto as Exhibit 14.01 and deliver fully executed originals of the Exploration/Participation Agreement to Seller and Westech on the Closing Date. Seller and Buyer covenant and agree that this Agreement is made subject to the terms and provisions of the Exploration/Participation Agreement.



                                   ARTICLE XV
                                   ----------

                                    GENERAL
                                    -------

     15.01 - EXPENSES.  All fees, costs and expenses incurred by Buyer or Seller
     ----------------
in negotiating this Agreement or in consummating the transactions contemplated by this Agreement shall be paid by the party incurring the same including, without limitation, legal and accounting fees, costs and expenses.

     15.02  -  NOTICES.  All  communications  required  or  permitted under this
     -----------------
Agreement  shall  be  in  writing  to  the  following  addresses:

     All notices to Seller shall be delivered to:

                    Tavener  E&P  Ltd
                    Attn:  Robert  W.  Beardsley
                    12777  Jones  Road,  Suite  335
                    Houston,  Texas  77070

     All notices to Cypress E&P Corporation shall be delivered to:

                    Cypress  E&P  Corporation
                    Attn:  Robert  W.  Beardsley
                    12777  Jones  Road,  Suite  335
                    Houston,  Texas  77070

     All notices to Buyer shall be delivered to:

                    Westech  Energy  Corporation
                    Attn:  Edward  J.  Davies
                    4643  South  Ulster  Street,  Suite  1190
                    Denver,  Colorado  80237


     15.03  -  AMENDMENTS.  This  Agreement  may  not  be amended nor any rights
     --------------------
hereunder  waived  except  by  an  instrument in writing signed by both parties.

     15.04  -  HEADINGS.  The  headings  of  the  articles  and sections of this
     ------------------
Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.

     15.05  -  COUNTERPARTS.  This Agreement may be executed by Buyer and Seller
     ----------------------
in any number of counterparts, each of which shall be deemed an original document, but all of which together shall constitute but one and the same document.

     15.06  - REFERENCES.  References made in this Agreement, including use of a
     -------------------
pronoun, shall be deemed to include where applicable, masculine, feminine, singular or plural, individuals, partnerships or corporations. As used in this Agreement, "person" shall mean any natural person, corporation, partnership, trust, estate or other entity.

     15.07  -  GOVERNING  LAW.  This Agreement and the transactions contemplated
     ------------------------
hereby shall be construed in accordance with, and governed by, the laws of the State of Texas.

     15.08  -  ENTIRE AGREEMENT.  This Agreement (including the Exhibits hereto)
     --------------------------
constitutes the entire understanding among the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter, except that a) the 3-D Seismic License Agreement between Cypress E&P Corporation and Westech effective March 1, 2000 shall remain in full force and effect through and after the Closing and b) the existing Farmout Agreement dated March 1, 2000, as amended, together with the related Recording Supplement and Financing Statement shall remain in full force and effect until Closing at which time the parties will execute the release contemplated in Section 13.01.

     15.09  -  PARTIES  IN  INTEREST.  This  Agreement shall be binding upon and
     -------------------------------
shall inure to the benefit of, the parties hereto and, except as otherwise prohibited, their respective successors and assigns; and except as otherwise stated herein, nothing contained in this Agreement, or implied herefrom, is intended to confer upon any other person or entity any benefits, rights or remedies.

     15.10 - ASSIGNMENTS.  Prior to Closing, Buyer and Seller may not assign all
     -------------------
or any portion of their respective rights or duties under this Agreement without the written consent of the other party. Notwithstanding the foregoing, prior to

Closing, Buyer and Seller may assign their respective rights to an Affiliate without the consent of the other party. This restriction on assignment shall terminate with the Closing of the transaction contemplated by this Agreement and shall not be construed to be a requirement that consent to assignment be obtained after Closing.

     15.11  -  PUBLIC  DISCLOSURE.  The  parties  hereto  agree  that  no public
     ----------------------------
announcement, press release or any statement shall be made with respect to the transactions contemplated by this Agreement without the express written consent of both parties.

     15.12  -  NOTICE  AFTER  CLOSING.  Buyer  and Seller hereby agree that each
     --------------------------------
party shall notify the other of its receipt, after each Closing Date, of any instrument, notification or other document affecting the Properties while owned by such other party.

     15.13  -  WAIVER  OF  DTPA.  It  is  the intent of the parties that Buyer's
     --------------------------
rights and remedies with respect to this transaction and with respect to all acts or practices of Seller, past, present or future, in connection with this transaction shall be governed by legal principles other than the Texas Deceptive Trade Practices-Consumer Protection Act, Tex. Bus. & Ann. Sec. 17.41 et seq. (Vernon 1987 and Supp. 1994) (the "DTPA") or any similar statute of any jurisdiction that may be applicable to the transactions contemplated hereby. As such, Buyer hereby waives the applicability of the DTPA or any similar statute to this transaction and any and all duties, rights or remedies that might be imposed by the DTPA or any similar statute; provided, however, Buyer does not waive Section 17.555 of the DTPA.

     15.14 - SEVERABILITY.  If a court of competent jurisdiction determines that
     --------------------
any clause or provision of this agreement is void, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provisions which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

     15.15  -  CONFIDENTIALITY AGREEMENT.   Buyer and Seller hereby covenant and
     -----------------------------------
agree, on behalf of themselves and their officers, directors, employees, consultants and professionals (jointly referred to as "Representatives"), to keep confidential and not to disclose to any third party any of the terms and provisions of this Agreement. Buyer and Seller shall inform their respective Representatives of the confidential nature of this Agreement, and their respective Representatives shall be bound by the terms of this Agreement. In the event that Buyer or Seller is obligated to disclose the terms of this Agreement pursuant to an Agreement in effect as of the Effective Date or becomes legally compelled to disclose the terms of this Agreement to a third party, the party obligated to disclose the terms of this Agreement shall provide the other party with prompt written notice describing such requirement so that the other party may seek a protective order or other appropriate remedy. Notwithstanding any provision to the contrary, either Buyer or Seller may disclose the terms of this Agreement to a prospective lender, venturer, investor or purchaser of such party's interests.

     15.16  - EXECUTION BY CYPRESS.  Cypress E&P Corporation hereby joins in the
     -----------------------------
execution of this Agreement to evidence its agreement to the matters attributable to it as set forth herein.


IN WITNESS WHEREOF, the parties have executed or caused the Agreement to be executed as of the day and year first above written.

                              BUYER:

                              Westech  Energy  Corporation



                              By:       _______________________
                              Name:     Edward  J.  Davies
                              Title:    President

                              SELLER:

                              Tavener E&P Ltd



                              By:       _____________________
                              Name:     Robert  W.  Beardsley
                              Title:    Member  of  Valor  E&P  LLC,  a  Texas
                                        Limited Liability Company, acting in its
                                        capacity  as  General Partner of Tavener
                                        E&P  Ltd

                              CYPRESS E&P CORPORATION


                              By:       _____________________
                              Name:     Robert  W.  Beardsley
                              Title:    President

                              SCHEDULE OF EXHIBITS

Exhibit  1.01(a)     Leases  and  Lands

Exhibit  1.01(c)     Wells  and  Equipment  Inventory

Exhibit  1.01(d)     Description  of  Bella  Vista  3-D  Seismic  Data

Exhibit  1.01(e)     Two  Rivers  Technical  Data  Inventory  and  Records

Exhibit  1.02        Excluded  Assets

Exhibit  3.01(e)     Material  Adverse  Change

Exhibit  3.01(f)     Contracts

Exhibit  3.01(j)     Pending  Litigation

Exhibit  3.01(k)     Approvals  and  Consents/Preferential  Purchase Rights

Exhibit  3.01(m)     Environmental  Matters

Exhibit  3.01(o)     Tavener  3-D  Seismic  Data

Exhibit 3.01(p) Restrictions on Seller's Confidentiality/Transferability of the Bella Vista 3-D Seismic Data

Exhibit  4.01(e)     Leases  to  be  Amended  Prior  to  Closing

Exhibit  6.01(1)     Escrow  Agreement

Exhibit  6.01(2)     Farmout/Beneficial  Interest  Agreement

Exhibit  7.01(d)     Consent  to  Operator  and  to  Transfer  Agreement

Exhibit  8.02(a)     Assignment,  Conveyance,  and  Bill  of  Sale

Exhibit  12.01       Seismic  License  covering  Bella Vista 3-D Seismic Data

Exhibit  12.02       Mustang  3-D  Seismic  Data

Exhibit  13.01       Release  of  Farmout  Agreement

Exhibit  14.01       Exploration/Participation  Agreement